File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF FUNDS, INC. PROSPECTUS DATED MAY 31,
2001.

This information reflects a change to the Prospectus.

On page 80 of the Prospectus, the following change shall occur:

Under "Important Information about Exchanging Your Shares," replace the first sentence of the second paragraph with the following:

No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal
Plan), for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

On page 82 of the Prospectus, the following change shall occur:

Under "Exchanges and Redemptions," add the following paragraph after the first paragraph:

If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal
Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), for exchanges or redemptions of a value of $25,000 or more, a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.


August 7, 2001